Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                   18 U.S.C. ss. 1350, AS ADOPTED PURSUANT TO
                    ss. 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of Lakeland Industries, Inc. (the "Company") on Form 10-Q for the period ending July 31, 2005 (the "Report"), I, Christopher J. Ryan, Chief Executive Officer, President, Secretary and General Counsel of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.


/s/Christopher J. Ryan
----------------------
Christopher J. Ryan
Chief Executive Officer, President, Secretary
and General Counsel

September 7, 2005